1 October 19, 2017 BILL NUTI, CHAIRMAN & CEO MARK BENJAMIN, PRESIDENT & COO BOB FISHMAN, CFO Q3 2017 EARNINGS CONFERENCE CALL

2 FORWARD-LOOKING STATEMENTS. Comments made during this conference call and in these materials contain forward-looking statements. Statements that describe or relate to NCR's plans, goals, intentions, strategies, or financial outlook, and statements that do not relate to historical or current fact, are examples of forward-looking statements. The forward-looking statements in these materials include statements about expected improvements in working capital in the fourth quarter; trends in backlog and file value in NCR's Services business; the ATM market and expected softness in demand for ATMs and the reasons therefor; the expected areas of focus for NCR’s Services segment in 2017; momentum and fourth quarter growth in self-checkout revenue; expected capital expenditures for 2017, including with respect to NCR’s new world headquarters; NCR’s full year 2017 financial guidance, 2017 and fourth quarter segment financial guidance, and fourth quarter 2017 financial guidance, and the expected type and magnitude of the non-operational adjustments included in any forward-looking non-GAAP measures; NCR’s solution offerings and their alignment with major market trends and customer demands; NCR’s areas of focus to drive momentum going into 2018; expectations for margin expansion and the drivers of margin expansion; the expected drivers of NCR’s growth; and the prioritization of free cash flow generation and a balanced capital allocation strategy. Forward-looking statements are not guarantees of future performance, and there are a number of important factors that could cause actual outcomes and results to differ materially from the results contemplated by such forward-looking statements, including those factors listed in Item 1a "Risk Factors" of NCR's Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) on February 24, 2017, and those factors detailed from time to time in NCR's other SEC reports. These materials are dated October 19, 2017, and NCR does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. NON-GAAP MEASURES. While NCR reports its results in accordance with generally accepted accounting principles in the United States (GAAP), comments made during this conference call and in these materials will include or make reference to certain "non-GAAP" measures, including: selected measures, such as period-over-period revenue growth, expressed on a constant currency basis and adjusted constant currency basis, gross margin rate (non-GAAP), operating margin rate (non-GAAP), diluted earnings per share (non-GAAP), free cash flow (FCF), gross margin (non-GAAP), free cash flow as a percentage of non-GAAP net income (or free cash flow conversion rate), net debt, adjusted EBITDA, the ratio of net debt to adjusted EBITDA, operating expenses (non-GAAP), operating income (non-GAAP), interest and other expense (non-GAAP), income tax expense (non-GAAP), income tax rate (non-GAAP), and net income (non-GAAP). These measures are included to provide additional useful information regarding NCR's financial results, and are not a substitute for their comparable GAAP measures. Explanations of these non- GAAP measures, and reconciliations of these non-GAAP measures to their directly comparable GAAP measures, are included in the accompanying "Supplementary Materials" and are available on the Investor Relations page of NCR's website at www.ncr.com. Descriptions of many of these non-GAAP measures are also included in NCR's SEC reports. USE OF CERTAIN TERMS. As used in these materials, (i) the term "recurring revenue" means the sum of cloud, hardware maintenance and software maintenance revenue, (ii) the term “net annual contract value” or “net ACV” for any particular period means NCR’s net bookings for cloud revenue during the period, and is calculated as twelve months of expected subscription revenues under new cloud contracts during such period less twelve months of subscription revenues under cloud contracts that expired or were terminated during such period, and (iii) the term "CC" means constant currency. These presentation materials and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together. NOTES TO INVESTORS

3 Q3 earnings at HIGHER END and revenue at LOWER END of guidance range Continued CLOUD growth of 5% with Net ACV up 37% Operating Margin RATE EXPANSION driven by strength in Services Guidance LOWERED for full year due to softness in ATM market OVERVIEW

4 Non-GAAP gross margin rate down 10 bps; Non- GAAP operating margin rate expanded 40 bps Non-GAAP Diluted EPS up 7% Decrease in FCF due to higher working capital; Improvements expected in Q4 2017 FX 0 bps FX $0.00 $1.68 billion 29.3% 29.2% Q3 2016 Q3 2016Q3 2017 $0.93 Q3 2016 Q3 2017 $153 million Q3 2016 $45 million Q3 2017 Revenue Non-GAAP Gross Margin Rate Non-GAAP Diluted EPS Free Cash Flow Revenue down 1% Recurring revenue up 4% CC, 44% of total revenue $1.66 billion Q3 2017 $0.87 FX $8 million Q3 2017 FINANCIAL RESULTS 13.7% Q3 2016 14.1% Q3 2017 FX 0 bps Non-GAAP Operating Margin Rate

5 OMNI-CHANNEL MARKET Omni Channel Software • NCR's Omni-Channel Platform Hub and Applications • Enables seamless consumer experiences across physical and digital channels • Solutions Include: Retail One, Customer Experience Platform (CxP), Aloha Enterprise, NCR Silver Channel Transformation • Enables revenue growth, productivity gains, and modernized consumer experiences from the transformation of physical and digital channels • Solutions include: Branch, Store, Restaurant, and Venue Transformation • Drives smart-edge offerings: ATMs, SCO, mPOS, ePOS, Peripherals • Drives service offerings: Consulting Services, Implementation Services, Hardware Maintenance, Managed Services, High Availability Digital Enablement • Enables new business models driven by the growing digitalization movement • Solutions include: Real-Time Actionable Insights, Loyalty, Cloud/ATM Security, Loss & Fraud Prevention, Inventory and Labor Management, Cash Management, Secure Payments, Transaction Processing, Remote Deposit, Digital Check Processing

6 Up 2% CC Up 3% CC Down 7% CC Down 70 bps CC Up 460 bps CC Down 540 bps CC51.1% 50.4% 21.8% 26.3% Q3 2016 Q3 2017 Q3 2016 Q3 2017 Software Gross Margin Services Gross Margin 19.9% 14.9% Q3 2016 Q3 2017 Hardware Gross Margin $468 million $476 million Q3 2016 Q3 2017 $591 million $609 million Q3 2017Q3 2016 Software Revenue Services Revenue $618 million $578 million Hardware Revenue Q3 2017Q3 2016 Q3 2017 SEGMENT RESULTS

7 Q3 2017 Q3 2016 % Change % Change Constant Currency Software License $79 $90 (12)% (11)% Attached License 32 41 (22)% (23)% Unattached License 47 49 (4)% (4)% Software Maintenance 95 92 3% 3% Cloud 149 142 5% 5% Professional Services 153 144 6% 6% Software Revenue $476 $468 2% 2% Software Gross Margin $240 $239 —% —% Software Gross Margin Rate 50.4% 51.1% (70) bps (70) bps Operating Income $148 $146 1% 1% Operating Income as a % of Revenue 31.1% 31.2% (10) bps (10) bps $ in millions SOFTWARE Q3 2017 Update KEY HIGHLIGHTS • Cloud revenue up 5% with accelerated sequential growth of $4 million; Net ACV of $16 million, up 37% • Software License down 11% due to a large unattached license in the prior year period and lower software license revenue attached to hardware; Unattached Software License up 17% year-to-date • Professional Services up 6% due to strength in channel transformation and digital enablement • Software Maintenance up 3%, with accelerated sequential growth of $4 million • Gross Margin rate down driven by lower Software License revenue partially offset by improved efficiency and scale in Software Maintenance and Cloud

8 Q3 2017 Q3 2016 % Change % Change Constant Currency Services Revenue $609 $591 3% 3% Services Gross Margin $160 $129 24% 25% Services Gross Margin Rate 26.3% 21.8% +450 bps +460 bps Operating Income $89 $56 59% 64% Operating Income as a % of Revenue 14.6% 9.5% +510 bps +530 bps $ in millions SERVICES Q3 2017 Update KEY HIGHLIGHTS • Hardware maintenance growth as a result of improving channel transformation trends, combined with increased managed and implementation services, drove higher revenue in the quarter; Backlog improving in form of higher file value • Gross margin rate increased due to on-going business process improvement initiatives and mix of higher value services • Key areas of focus to drive future margin rate improvements: 1) Drive a higher mix of managed services; 2) Productivity and efficiency improvements; 3) Remote diagnostics and repair; and 4) Product life-cycle management

HARDWARE

Q3 2017 Update

	Q3 2017	Q3 2016	% Change	% Change Constant Currency
ATMs	$273	$324	(16)%	(17)%
Self-Checkout (SCO)	79	104	(24)%	(24)%
Point-of-Sale (POS)	221	185	19%	18%
Interactive Printer Solutions (IPS)	5	5	—%	—%
Hardware Revenue	**$578**	**$618**	**(6)%**	**(7)%**
Hardware Gross Margin	**$86**	**$123**	**(30)%**	**(32)%**
Hardware Gross Margin Rate	14.9%	19.9%	(500) bps	(540) bps
Operating Income	**($2)**	**$28**	**(107)%**	**(106)%**
Operating Income as a % of Revenue	(0.3%)	4.5%	(480) bps	(520) bps

$ in millions

KEY HIGHLIGHTS

- Strong growth in POS revenues, primarily due to market gains and the introduction of a forecourt Omni-Channel solution in the Petroleum & Convenience market
- ATM market continues to be impacted by large customer delays in spending in North America, weakness in Middle East and Africa, and the upcoming Windows 10 conversion
- SCO revenue was down due to a strong Q3 in the prior year but is expected to continue its full year momentum and grow sequentially in the fourth quarter
- Gross margin rate decrease due to lower ATM and SCO volumes and new product introductions

9

10 QTD YTD Q3 2017 Q3 2016 Q3 2017 Q3 2016 FY 2017E FY 2016 Cash Provided by Operating Activities $133 $225 $271 $369 $745 - $775 $894 Total capital expenditures (1) (79) (62) (206) (160) (285) (227) Cash used in Discontinued Operations (9) (10) (14) (30) (20) (39) Free Cash Flow $45 $153 $51 $179 $440 - $470 $628 Free Cash Flow as a % of non-GAAP net income(2) 90% - 95% 132% $ in millions (1) The total capital expenditures of $285 million in 2017 includes $70 million related to the new world headquarters in Atlanta, Georgia. This $70 million is offset by $45 million of expected reimbursements by the lessor included in net cash provided by operating activities. (2) Also referred to as Free Cash Flow Conversion Rate. FREE CASH FLOW

11 Q3 2017 Q2 2017 Q1 2017 Q4 2016 Q3 2016 Debt $3,253 $3,282 $3,328 $3,051 $3,289 Cash (405) (377) (401) (498) (318) Net Debt $2,848 $2,905 $2,927 $2,553 $2,971 Adjusted EBITDA (1) $1,129 $1,111 $1,091 $1,057 $1,047 Net Debt / Adjusted EBITDA 2.5x 2.6x 2.7x 2.4x 2.8x $ in millions, except metrics(1) Adjusted EBITDA for the trailing twelve-month period. NET DEBT AND EBITDA METRICS

FY 2017 GUIDANCE

	2017 Guidance	2017 CC Growth Rates	2017 Prior Guidance	2017 Prior CC Growth Rates	2016
Revenue [1]	$6,475 - $6,525	1%	$6,630 - $6,750	4% - 6%	$6,543
GAAP Diluted EPS [2]	$1.97 - $2.09	9% - 16%	$2.20 - $2.32	22% - 29%	$1.80
Non-GAAP Diluted EPS [1][3]	$3.10 - $3.20	1% - 4%	$3.32 - $3.42	10% - 13%	$3.02

	2017 Guidance	2017 Conversion Rate	2017 Prior Guidance	2017 Prior CC Growth Rates	2016
Free Cash Flow	$440 - $470	90% - 95%	$500 - $525	95% - 100%	$628

$ millions, except per share amounts

(1) The 2017 revenue guidance and growth rates include an expected favorable foreign currency impact of $20 million, or ~0%, compared to our previous expectation of negative $25 million, or ~1%. Revenue growth rates also exclude ~$124 million million of IPS revenue, or ~2%, from 2016. The 2017 current non-GAAP diluted EPS guidance includes $0.06 favorable impact from expected foreign currency compared to our previous expectation of favorable $0.01.

(2) FY 2017 Guidance does not include an estimate of the pension mark-to-market adjustments.

(3) For the 2017 guidance, we have assumed OIE of approximately $201 million (previous guidance of $205 million), an effective tax rate of 25% and a share count of 155 million (previous guidance of 157 million) compared to OIE of $214 million, an effective tax rate of 23% and a share count of 157 million in 2016.

12

13 Segment 2017E CC Growth Rates(1) FY 2017 Current Guidance FY 2017 Prior Guidance FY 2016 Software 2% - 3% $1,885 - $1,905 $1,945 - $1,965 $1,841 Cloud Revenue ~ 6% ~ $590 $590 - $600 $556 Services 3% $2,360 - $2,370 $2,335 - $2,375 2,306 Hardware (2) (2%) - (3%) $2,220 - $2,250 $2,350 - $2,410 2,396 Total (1) (2) 1% $6,475 - $6,525 $6,630 - $6,750 $6,543 $ in millions (1) The 2017 revenue guidance and growth rates include an expected foreign currency positive impact of $20 million for revenue, or ~0%, compared to prior guidance of negative $25 million, or 1%. (2) The growth rates for Hardware revenue and total revenue are normalized for the sale of the IPS business, which was $124 million of Hardware revenue in 2016. FY 2017 SEGMENT REVENUE GUIDANCE

14 Q4 2017E Q4 2016 CC GrowthRates Revenue (1) $1,740 - $1,790 $1,802 (6%) - (3%) GAAP Diluted EPS (2) $0.64 - $0.76 $0.43 49% - 77% Non-GAAP Diluted EPS (1) (3) $0.83 - $0.93 $1.07 (28%) - (19%) $ in millions, except per share amounts (1) The Q4 2017 revenue guidance and growth rates are expected to include a favorable foreign currency impact of $40 million, or ~2%. The Q4 2017 non-GAAP diluted EPS guidance and growth rates are expected to include a favorable foreign currency impact of $0.08. (2) Q4 2017 guidance does not include an estimate of the pension mark-to-market adjustments. Q4 2016 included pension mark to market expense of $78 million after tax, or $0.50 per share. (3) For Q4 2017, we have assumed OIE of approximately $56 million, an effective tax rate of 27% and a share count of 155 million compared to OIE of $56 million, an effective tax rate of 17% and a share count of 157 million in Q4 2016. Q4 2017 GUIDANCE

15 Segment Q4 2017Guidance Q4 2017 CC Growth Rates Q4 2016 Q4 2016 CC Growth Rates Software $493 - $513 (4%) - 0% $502 10% Services $606 - $616 (1%) - 1% $598 3% Hardware $631 - $661 (13%) - (8%) $702 30% Total $1,740 - $1,790 (6%) - (3%) $1,802 14% $ in millions • Hardware decrease in Q4 2017 includes approximately 30% drop in ATM hardware. Prior year ATM hardware grew 29% constant currency. • As a result, software license revenue attached to hardware is expected to be down approximately 35% in Q4 2017. Prior year attached software license revenue grew 50%. Q4 2017 SEGMENT REVENUE GUIDANCE

16 n Software 50.3% GM rate n Services 24.6% GM rate n Hardware 16.8% GM rate YTD 2017 Operating Income Mix Software 65% Services 24% Up 4% CC Up 4% CC Up 1% Adj. CC $1.34 billion $1.39 bilion YTD 2016 YTD 2017 $1.71 billion $1.75 billion Software Revenue Services Revenue $1.69 billion $1.59 billion Hardware Revenue YTD 2017 SEGMENT RESULTS YTD 2016 YTD 2017 YTD 2016 YTD 2017 Software 66% Services 34% • Cloud revenue growth of 7%; Net ACV growth of 26% • Unattached SW license revenue growth of 17% • Services margin expansion of 330 bps • Recurring revenue at 45% of total revenue, up 100 bps

17 LOOKING FORWARD Improving execution and operational efficiencies NCR's solution offerings aligned with major market trends and customer demands Focused on sales funnel, orders and revenue growth to drive momentum going into 2018 Software growth combined with our business transformation program is the key to margin expansion Omni-Channel, Channel Transformation, and Digital Enablement expected to be growth drivers Free cash flow generation and balanced capital allocation strategy remains a top priority

18 SUPPLEMENTARY MATERIALS

19 Q3 2017 Q3 2016 As Reported Revenue $1,663 $1,677 (1)% Gross Margin 473 477 (1)% Gross Margin Rate 28.4% 28.4% Operating Expenses 273 288 (5)% % of Revenue 16.4% 17.2% Operating Income 200 189 6% % of Revenue 12.0% 11.3% Interest and other expense (50) (49) 2% Income Tax Expense 31 31 —% Income Tax Rate 21% 22% Net Income $118 $107 10% Diluted EPS $0.77 $0.69 12% in millions, except per share amounts Q3 2017 GAAP RESULTS

20 Q3 2017 Q3 2016 As Reported Constant Currency Revenue $1,663 $1,677 (1)% (1)% (1) Gross Margin (non-GAAP) 486 491 (1)% (2)% Gross Margin Rate (non-GAAP) 29.2% 29.3% (10) bps (10) bps Operating Expenses (non-GAAP) 251 261 (4)% (4)% % of Revenue 15.1% 15.6% Operating Income (non-GAAP) 235 230 2% 1% % of Revenue 14.1% 13.7% +40 bps +40 bps Interest and other expense (50) (49) 2% (3)% Income Tax Expense (non-GAAP) 41 44 (7)% Income Tax Rate (non-GAAP) 22% 24% Net Income (non-GAAP) $143 $135 6% 6% Diluted EPS (non-GAAP) (2) $0.93 $0.87 7% 7% (1) The impact of FX was $8 million favorable. (2) Q3 2017 includes zero impact of foreign currency on EPS. Diluted share count of 153 million in Q3 2017 and 155 million in Q3 2016. in millions, except per share amounts Q3 2017 OPERATIONAL RESULTS

21 While NCR reports its results in accordance with generally accepted accounting principles (GAAP) in the United States, comments made during this conference call and in these materials will include non-GAAP measures. These measures are included to provide additional useful information regarding NCR's financial results, and are not a substitute for their comparable GAAP measures. Operating Income (non-GAAP), Diluted EPS (non-GAAP), Gross Margin (non-GAAP), Gross Margin Rate (non-GAAP), Operating Margin Rate (non-GAAP), Interest and Other expense (non-GAAP), Income Tax Rate (non-GAAP), Net Income (non-GAAP), Operating Expenses (non-GAAP) and Income Tax Expense (non-GAAP). NCR’s operating income (non-GAAP), diluted earnings per share (non-GAAP), gross margin (non-GAAP), gross margin rate (non-GAAP), operating margin rate (non-GAAP), interest and other expense (non-GAAP), income tax rate (non-GAAP), and net income (non-GAAP), operating expenses (non-GAAP) and income tax expense (non-GAAP) are determined by excluding pension mark-to-market adjustments, pension settlements, pension curtailments and pension special termination benefits and other special items, including amortization of acquisition related intangibles, from NCR's GAAP income (loss) from operations, earnings per share, gross margin, gross margin rate, operating margin rate, interest and other expense, effective tax rate net income, operating expenses and income tax expense, respectively. Due to the non-operational nature of these pension and other special items, NCR's management uses these non-GAAP measures to evaluate year-over-year operating performance. NCR also uses operating income (non-GAAP) and non-GAAP diluted EPS, to manage and determine the effectiveness of its business managers and as a basis for incentive compensation. NCR believes these measures are useful for investors because they provide a more complete understanding of NCR's underlying operational performance, as well as consistency and comparability with NCR's past reports of financial results. Free Cash Flow and Free Cash Flow as a Percentage of Non-GAAP Net Income (or Free Cash Flow Conversion Rate). NCR defines free cash flow as net cash provided by/used in operating activities and cash flow provided by/used in discontinued operations less capital expenditures for property, plant and equipment, additions to capitalized software, discretionary pension contributions and pension settlements. NCR's management uses free cash flow to assess the financial performance of the Company and believes it is useful for investors because it relates the operating cash flow of the Company to the capital that is spent to continue and improve business operations. In particular, free cash flow indicates the amount of cash generated after capital expenditures which can be used for, among other things, investment in the Company's existing businesses, strategic acquisitions, strengthening the Company's balance sheet, repurchase of Company stock and repayment of the Company's debt obligations. NCR also describes free cash flow as a percentage of non-GAAP net income (or free cash flow conversion rate), which is calculated as free cash flow divided by non- GAAP net income. NCR’s management targets an annual free cash flow conversion rate at or above the range described in these materials because management believes that a conversion rate at or above that range represents the efficient conversion of non- GAAP net income to free cash flow for its business. Free cash flow and free cash flow conversion rate do not have uniform definitions under GAAP and, therefore, NCR's definitions may differ from other companies' definition of these measures. NON-GAAP MEASURES

22 Constant Currency, IPS Divestiture and Adjusted Constant Currency. NCR presents certain financial measures, such as period-over- period revenue growth, on a constant currency basis, which excludes the effects of foreign currency translation by translating prior period results at current period monthly average exchange rates. Due to the overall variability of foreign exchange rates from period to period, NCR’s management uses constant currency measures to evaluate period-over-period operating performance on a more consistent and comparable basis. NCR also presents certain financial measures on an adjusted constant currency basis, which excludes both the effects of foreign currency translation, as described above, and the results of NCR’s Interactive Printer Solutions (IPS) business for the comparable prior period after completion of the sale of the business (which results were previously included in NCR’s Hardware segment). NCR completed the sale of all but the Middle East and Africa assets of its Interactive Printer Solutions (IPS) division to Atlas Holdings LLC on May 27, 2016. NCR’s management believes that presentation of financial measures without these results is more representative of the company's period-over-period operating performance, and provides additional insight into historical and/or future performance, which may be helpful for investors.which the company is able to convert its non-GAAP net income to cash. Net Debt and Adjusted EBITDA. NCR believes that Net Debt provides useful information to investors because NCR’s management reviews Net Debt as part of its management of overall liquidity, financial flexibility, capital structure and leverage. In addition, certain debt rating agencies, creditors and credit analysts monitor NCR’s Net Debt as part of their assessments of NCR’s business. NCR determines Net Debt based on its total debt less cash and cash equivalents, with total debt being defined as total short-term borrowings plus total long-term debt. NCR believes that Adjusted EBITDA (adjusted earnings before interest, taxes, depreciation and amortization) provides useful information to investors because it is an indicator of the strength and performance of the Company's ongoing business operations, including its ability to fund discretionary spending such as capital expenditures, strategic acquisitions and other investments. NCR determines Adjusted EBITDA for a given period based on its GAAP income (loss) from continuing operations plus interest expense, net; plus income tax expense (benefit); plus depreciation and amortization; plus other income (expense); plus pension expense (benefit); and plus special items. NCR believes that its ratio of net debt to Adjusted EBITDA provides useful information to investors because it is an indicator of the company's ability to meet its future financial obligations. NCR believes that its ratio of Net Debt to Adjusted EBITDA provides useful information to investors because it is an indicator of the company's ability to meet its future financial obligations. In addition, the Net Debt to Adjusted EBITDA ratio is measures frequently used by investors and credit rating agencies. The Net Debt to Adjusted EBITDA ratio is calculated by dividing Net Debt by trailing twelve- month Adjusted EBITDA. NCR management's definitions and calculations of these non-GAAP measures may differ from similarly-titled measures reported by other companies and cannot, therefore, be compared with similarly-titled measures of other companies. These non-GAAP measures should not be considered as substitutes for, or superior to, results determined in accordance with GAAP. These non-GAAP measures are reconciled to their corresponding GAAP measures in the following slides and elsewhere in these materials. These reconciliations and other information regarding these non-GAAP measures are also available on the Investor Relations page of NCR's website at www.ncr.com. NON-GAAP MEASURES

23 Net Income from Continuing Operations (GAAP) to Adjusted EBITDA (non-GAAP) in millions Q3 2017 LTM Q2 2017 LTM Q1 2017 LTM Q4 2016 LTM Q3 2016 LTM Net Income from Continuing Operations (GAAP) $345 $335 $312 $287 $263 Pension Mark-to-Market Adjustments 85 85 85 85 29 Transformation/Restructuring Costs 29 32 35 26 61 Acquisition-Related Amortization of Intangibles 114 116 120 123 126 Acquisition-Related Costs 5 6 6 7 9 Reserve related to a subcontract in MEA — — — — 20 Divestiture and Liquidation Losses 1 1 6 6 39 Net Income (Loss) from Continuing Operations Attributable to Noncontrolling Interests (5) (6) (4) (4) — Interest Expense 162 161 163 170 172 Interest Income (4) (4) (4) (4) (5) Depreciation and Amortization 226 217 212 208 198 Income Taxes 95 95 93 92 80 Stock Compensation Expense 76 73 67 61 55 Adjusted EBITDA (non-GAAP) $1,129 $1,111 $1,091 $1,057 $1,047 GAAP TO NON-GAAP RECONCILIATION in millions

24 in millions (except per share amounts) Q3 QTD 2017 GAAP Transformation Costs Acquisition- related amortization of intangibles Acquisition- related costs Q3 QTD 2017 non-GAAP Product revenue $657 $— $— $— $657 Service revenue 1,006 — — — 1,006 Total revenue 1,663 — — — 1,663 Cost of products 528 — (6) — 522 Cost of services 662 (1) (6) — 655 Gross margin 473 1 12 — 486 Gross margin rate 28.4% 0.1% 0.7% —% 29.2% Selling, general and administrative expenses 220 (3) (17) (1) 199 Research and development expenses 53 (1) — — 52 Total operating expenses 273 (4) (17) (1) 251 Total operating expense as a % of revenue 16.4% (0.2)% (1.0)% (0.1)% 15.1% Income (loss) from operations 200 5 29 1 235 Income (loss) from operations as a % of revenue 12.0% 0.3% 1.7% 0.1% 14.1% Interest and Other (expense) income, net (50) — — — (50) Income (loss) from continuing operations before income taxes 150 5 29 1 185 Income tax expense (benefit) 31 1 9 — 41 Effective tax rate 21% 22% Income (loss) from continuing operations 119 4 20 1 144 Net income (loss) attributable to noncontrolling interests 1 — — — 1 Income (loss) from continuing operations (attributable to NCR) $118 $4 $20 $1 $143 Diluted earnings per share $0.77 $0.02 $0.13 $0.01 $0.93 Diluted shares outstanding 153.1 153.1 GAAP TO NON-GAAP RECONCILIATION Q3 2017 QTD in millions, except per share amounts

25 in millions (except per share amounts) Q3 QTD 2017 GAAP Q3 QTD 2017 non-GAAP Income from continuing operations attributable to NCR common stockholders $118 $143 Weighted average outstanding shares: Weighted average diluted shares outstanding 126.2 126.2 Weighted as-if converted preferred shares 26.9 26.9 Total shares used in diluted earnings per share 153.1 153.1 Diluted (loss) earnings per share (1) $0.77 $0.93 (1) GAAP EPS is determined using the most dilutive measure, either including the impact of the dividends on NCR's Series A Convertible Preferred Shares in the calculation of net income or loss available to common stockholders or including the impact of the conversion of such preferred stock into common stock in the calculation of the weighted average diluted shares outstanding. Non-GAAP EPS is always determined using the as-if converted preferred shares and shares that would be issued for stock compensation awards. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may be calculated using different methods, and may not mathematically reconcile. GAAP TO NON-GAAP RECONCILIATION Q3 2017 QTD in millions, except per share amounts

26 in millions (except per share amounts) Q3 QTD 2016 GAAP Restructuring / Transformation Costs Acquisition- related amortization of intangibles Acquisition- related costs Q3 QTD 2016 non-GAAP Product revenue $708 $— $— $— $708 Service revenue 969 — — — 969 Total revenue 1,677 — — — 1,677 Cost of products 528 — (8) — 520 Cost of services 672 — (6) — 666 Gross margin 477 — 14 — 491 Gross margin rate 28.4% —% 0.9% —% 29.3% Selling, general and administrative expenses 225 (1) (17) (2) 205 Research and development expenses 56 — — — 56 Restructuring-related charges 7 (7) — — — Total operating expenses 288 (8) (17) (2) 261 Total operating expense as a % of revenue 17.2% (0.5)% (1.0)% (0.1)% 15.6% Income (loss) from operations 189 8 31 2 230 Income (loss) from operations as a % of revenue 11.3% 0.5% 1.8% 0.1% 13.7% Interest and Other (expense) income, net (49) — — — (49) Income (loss) from continuing operations before income taxes 140 8 31 2 181 Income tax expense (benefit) 31 1 11 1 44 Effective tax rate 22% 24% Income (loss) from continuing operations 109 7 20 1 137 Net income (loss) attributable to noncontrolling interests 2 — — — 2 Income (loss) from continuing operations (attributable to NCR) $107 $7 $20 $1 $135 Diluted earnings per share $0.69 $0.05 $0.12 $0.01 $0.87 Diluted shares outstanding 155.4 155.4 GAAP TO NON-GAAP RECONCILIATION Q3 2016 QTD in millions, except per share amounts

27 in millions (except per share amounts) Q3 QTD 2016 GAAP Q3 QTD 2016 non-GAAP Income from continuing operations attributable to NCR common stockholders $107 $135 Weighted average outstanding shares: Weighted average diluted shares outstanding 127.0 127.0 Weighted as-if converted preferred shares 28.4 28.4 Total shares used in diluted earnings per share 155.4 155.4 Diluted earnings per share (1) $0.69 $0.87 GAAP TO NON-GAAP RECONCILIATION Q3 2016 QTD (1) GAAP EPS is determined using the most dilutive measure, either including the impact of the dividends on NCR's Series A Convertible Preferred Shares in the calculation of net income or loss available to common stockholders or including the impact of the conversion of such preferred stock into common stock in the calculation of the weighted average diluted shares outstanding. Non-GAAP EPS is always determined using the as-if converted preferred shares and shares that would be issued for stock compensation awards. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may be calculated using different methods, and may not mathematically reconcile. in millions, except per share amounts

28 in millions (except per share amounts) Q3 YTD 2017 GAAP Transformation Costs Acquisition- related amortization of intangibles Acquisition- related costs Q3 YTD 2017 non-GAAP Product revenue $1,829 $— $— $— $1,829 Service revenue 2,905 — — — 2,905 Total revenue 4,734 — — — 4,734 Cost of products 1,430 (2) (19) — 1,409 Cost of services 1,955 (9) (18) — 1,928 Gross margin 1,349 11 37 — 1,397 Gross margin rate 28.5% 0.3% 0.8% —% 29.5% Selling, general and administrative expenses 676 (10) (49) (3) 614 Research and development expenses 178 (5) — — 173 Total operating expenses 854 (15) (49) (3) 787 Total operating expense as a % of revenue 18.0% (0.3)% (1.0)% (0.1)% 16.6% Income (loss) from operations 495 26 86 3 610 Income (loss) from operations as a % of revenue 10.5% 0.4% 1.8% 0.1% 12.9% Interest and Other (expense) income, net (144) — — — (144) Income (loss) from continuing operations before income taxes 351 26 86 3 466 Income tax expense (benefit) 78 7 27 1 113 Effective tax rate 22% 24% Income (loss) from continuing operations 273 19 59 2 353 Net income (loss) attributable to noncontrolling interests 1 — — — 1 Income (loss) from continuing operations (attributable to NCR) $272 $19 $59 $2 $352 Diluted earnings per share $1.37 $0.12 $0.38 $0.01 $2.28 Diluted shares outstanding 126.9 154.2 GAAP TO NON-GAAP RECONCILIATION Q3 2017 YTD

29 in millions (except per share amounts) Q3 YTD 2017 GAAP Q3 YTD 2017 non-GAAP Income (loss) from continuing operations attributable to NCR common stockholders: Income from continuing operations (attributable to NCR) $272 $352 Dividends on convertible preferred shares (36) — Deemed dividend on modification of convertible preferred shares (4) — Deemed dividend on convertible preferred shares related to redemption value accretion (58) — Income from continuing operations attributable to NCR common stockholders $174 $352 Weighted average outstanding shares: Weighted average diluted shares outstanding 126.9 126.9 Weighted as-if converted preferred shares — 27.3 Total shares used in diluted earnings per share 126.9 154.2 Diluted earnings per share (1) $1.37 $2.28 (1) GAAP EPS is determined using the most dilutive measure, either including the impact of the dividends on NCR's Series A Convertible Preferred Shares in the calculation of net income or loss available to common stockholders or including the impact of the conversion of such preferred stock into common stock in the calculation of the weighted average diluted shares outstanding. Non-GAAP EPS is always determined using the as-if converted preferred shares and shares that would be issued for stock compensation awards. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may be calculated using different methods, and may not mathematically reconcile. GAAP TO NON-GAAP RECONCILIATION Q3 2017 YTD

GAAP TO NON-GAAP RECONCILIATION

Q3 2016 YTD

in millions (except per share amounts)	Q3 YTD 2016 GAAP	Restructuring / Transformation Costs	Acquisition-related amortization of intangibles	Acquisition-related costs	Divestiture and Liquidation Losses	Q3 YTD 2016 non-GAAP
Product revenue	$1,932	$—	$—	$—	$—	$1,932
Service revenue	2,809	—	—	—	—	2,809
Total revenue	**4,741**	—	—	—	—	**4,741**
Cost of products	1,487	—	(27)	—	—	1,460
Cost of services	1,951	(4)	(18)	—	—	1,929
Gross margin	1,303	4	45	—	—	1,352
Gross margin rate	***27.5%***	*0.1%*	*0.9%*	*—%*	*—%*	***28.5%***
Selling, general and administrative expenses	678	(6)	(50)	(5)	—	617
Research and development expenses	159	—	—	—	—	159
Restructuring-related charges	13	(13)	—	—	—	—
Total expenses	850	(19)	(50)	(5)	—	776
Total expense as a % of revenue	***17.9%***	*(0.4)%*	*(1.0)%*	*(0.1)%*	*—%*	***16.4%***
Income (loss) from operations	**453**	23	95	5	—	**576**
Income (loss) from operations as a % of revenue	***9.6%***	*0.5%*	*1.9%*	*0.1%*	*—%*	***12.1%***
Interest and Other (expense) income, net	(163)	—	—	—	5	(158)
Income (loss) from continuing operations before income taxes	290	23	95	5	5	418
Income tax expense (benefit)	75	3	31	2	—	111
Effective tax rate	***26%***					***27%***
Income (loss) from continuing operations	215	20	64	3	5	307
Net income (loss) attributable to noncontrolling interests	—	—	—	—	—	—
Income (loss) from continuing operations (attributable to NCR)	**$215**	$20	$64	$3	$5	**$307**
Diluted earnings per share	**$1.37**	$0.13	$0.41	$0.02	$0.03	**$1.96**
Diluted shares outstanding	156.8					156.8

in millions, except per share amounts

30

31 in millions (except per share amounts) Q3 YTD 2016 GAAP Q3 YTD 2016 non-GAAP Income from continuing operations attributable to NCR common stockholders $215 $307 Weighted average outstanding shares: Weighted average diluted shares outstanding 128.8 128.8 Weighted as-if converted preferred shares 28.0 28.0 Total shares used in diluted earnings per share 156.8 156.8 Diluted earnings per share (1) $1.37 $1.96 (1) GAAP EPS is determined using the most dilutive measure, either including the impact of the dividends on NCR's Series A Convertible Preferred Shares in the calculation of net income or loss available to common stockholders or including the impact of the conversion of such preferred stock into common stock in the calculation of the weighted average diluted shares outstanding. Non-GAAP EPS is always determined using the as-if converted preferred shares and shares that would be issued for stock compensation awards. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may be calculated using different methods, and may not mathematically reconcile. GAAP TO NON-GAAP RECONCILIATION Q3 2016 YTD in millions, except per share amounts

GAAP TO NON-GAAP RECONCILIATION

Q4 2016 QTD

in millions (except per share amounts)	Q4 YTD 2016 GAAP	Restructuring / Transformation Costs	Acquisition-related amortization of intangibles	Acquisition - related costs	Pension mark-to-market adjustments	Divestiture and Liquidation Losses	Q4 YTD 2016 non-GAAP
Product revenue	$805	$—	$—	$—	$—	$—	$805
Service revenue	997	—	—	—	—	—	997
Total revenue	**1,802**	—	—	—	—	—	**1,802**
Cost of products	615	—	(7)	—	(34)	—	574
Cost of services	708	—	(6)	—	(4)	—	698
Gross margin	479	—	13	—	38	—	530
Gross margin rate	***26.6%***	*—%*	*0.7%*	*—%*	*2.1%*	*—%*	***29.4%***
Selling, general and administrative expenses	248	(1)	(15)	(2)	(24)	—	206
Research and development expenses	83	—	—	—	(23)	—	60
Restructuring-related charges	2	(2)	—	—	—	—	—
Total expenses	333	(3)	(15)	(2)	(47)	—	266
Total expense as a % of revenue	***18.5%***	*(0.2)%*	*(0.8)%*	*(0.1)%*	*(2.6)%*	*—%*	***14.8%***
Income (loss) from operations	**146**	3	28	2	85	—	**264**
Income (loss) from operations as a % of revenue	***8.1%***	*0.2%*	*1.6%*	*0.1%*	*4.7%*	*—%*	***14.7%***
Interest and Other (expense) income, net	(57)	—	—	—	—	1	(56)
Income (loss) from continuing operations before income taxes	89	3	28	2	85	1	208
Income tax expense (benefit)	17	2	9	—	7	1	36
Effective tax rate	***19%***						***17%***
Income (loss) from continuing operations	72	1	19	2	78	—	172
Net income (loss) attributable to noncontrolling interests	4	—	—	—	—	—	4
Income (loss) from continuing operations (attributable to NCR)	**$68**	$1	$19	$2	$78	$—	**$168**
Diluted earnings per share	**$0.43**	$0.01	$0.12	$0.01	$0.50	$—	**$1.07**
Diluted shares outstanding	157.4						157.4

in millions, except per share amounts

32

33 in millions (except per share amounts) Q4 QTD 2016 GAAP Q4 QTD 2016 non-GAAP Income from continuing operations attributable to NCR common stockholders $68 $168 Weighted average outstanding shares: Weighted average diluted shares outstanding 128.6 128.6 Weighted as-if converted preferred shares 28.8 28.8 Total shares used in diluted earnings per share 157.4 157.4 Diluted earnings per share (1) $0.43 $1.07 (1) GAAP EPS is determined using the most dilutive measure, either including the impact of the dividends on NCR's Series A Convertible Preferred Shares in the calculation of net income or loss available to common stockholders or including the impact of the conversion of such preferred stock into common stock in the calculation of the weighted average diluted shares outstanding. Non-GAAP EPS is always determined using the as-if converted preferred shares and shares that would be issued for stock compensation awards. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may be calculated using different methods, and may not mathematically reconcile. GAAP TO NON-GAAP RECONCILIATION Q4 2016 QTD in millions, except per share amounts

GAAP TO NON-GAAP RECONCILIATION

FY 2016

in millions (except per share amounts)	FY 2016 GAAP	Restructuring / Transformation Costs	Acquisition-related amortization of intangibles	Acquisition-related costs	Divestiture and Liquidations Losses	Pension mark-to-market adjustments	FY 2016 non-GAAP
Product revenue	$2,737	$—	$—	$—	$—	$—	$2,737
Service revenue	3,806	—	—	—	—	—	3,806
Total revenue	6,543	—	—	—	—	—	6,543
Cost of products	2,102	—	(34)	—	—	(34)	2,034
Cost of services	2,659	(4)	(24)	—	—	(4)	2,627
Gross margin	1,782	4	58	—	—	38	1,882
Gross margin rate	*27.2%*	*0.1%*	*0.8%*	*—%*	*—%*	*0.6%*	*28.8%*
Selling, general and administrative expenses	926	(7)	(65)	(7)	—	(24)	823
Research and development expenses	242	—	—	—	—	(23)	219
Restructuring-related charges	15	(15)	—	—	—	—	—
Total expenses	1,183	(22)	(65)	(7)	—	(47)	1,042
Total expense as a % of revenue	*18.1%*	*(0.3)%*	*(1.0)%*	*(0.1)%*	*—%*	*(0.7)%*	*15.9%*
Income (loss) from operations	599	26	123	7	—	85	840
Income (loss) from operations as a % of revenue	*9.2%*	*0.4%*	*1.9%*	*0.1%*	*—%*	*1.3%*	*12.8%*
Interest and Other (expense) income, net	(220)	—	—	—	6	—	(214)
Income (loss) from continuing operations before income taxes	379	26	123	7	6	85	626
Income tax expense (benefit)	92	5	40	2	1	7	147
Effective tax rate	*24%*						*23%*
Income (loss) from continuing operations	287	21	83	5	5	78	479
Net income (loss) attributable to noncontrolling interests	4	—	—	—	—	—	4
Income (loss) from continuing operations (attributable to NCR)	$283	$21	$83	$5	$5	$78	$475
Diluted earnings per share	$1.80	$0.13	$0.53	$0.03	$0.03	$0.50	$3.02
Diluted Shares outstanding	157.4						157.4

in millions, except per share amounts

34

35 in millions (except per share amounts) FY 2016 GAAP FY 2016non-GAAP Income from continuing operations attributable to NCR common stockholders $283 $475 Weighted average outstanding shares: Weighted average diluted shares outstanding 129.2 129.2 Weighted as-if converted preferred shares 28.2 28.2 Total shares used in diluted earnings per share 157.4 157.4 Diluted earnings per share (1) $1.80 $3.02 (1) GAAP EPS is determined using the most dilutive measure, either including the impact of the dividends on NCR's Series A Convertible Preferred Shares in the calculation of net income or loss available to common stockholders or including the impact of the conversion of such preferred stock into common stock in the calculation of the weighted average diluted shares outstanding. Non-GAAP EPS is always determined using the as-if converted preferred shares and shares that would be issued for stock compensation awards. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may be calculated using different methods, and may not mathematically reconcile. GAAP TO NON-GAAP RECONCILIATION FY 2016 in millions, except per share amounts

36 Revenue Growth % (GAAP) to Revenue Growth Adjusted Constant Currency % (non-GAAP) Q3 2017 QTD Revenue Growth % (GAAP) Favorable (unfavorable) FX impact Revenue Growth Adjusted Constant Currency % (non-GAAP) Software License (12)% (1)% (11)% Attached License (22)% 1% (23)% Unattached License (4)% —% (4)% Software Maintenance 3% —% 3% Cloud 5% —% 5% Professional Services 6% —% 6% Software 2% —% 2% Services 3% —% 3% ATMs (16)% 1% (17)% Self-Checkout (SCO) (24)% —% (24)% Point-of-Sale (POS) 19% 1% 18% Interactive Printer Solutions (IPS) —% —% —% Hardware (6)% 1% (7)% Total Revenue (1)% —% (1)% GAAP TO NON-GAAP RECONCILIATION

37 Gross Margin Growth % (GAAP) to Gross Margin Growth % on a Constant Currency Basis (non-GAAP) Q3 2017 QTD Gross Margin Growth % Reported Favorable (unfavorable) FX impact Constant Currency Gross Margin Growth % (non-GAAP) Software —% —% —% Services 24% (1)% 25% Hardware (30)% 2% (32)% Total Gross Margin (1)% 1% (2)% GAAP TO NON-GAAP RECONCILIATION

38 Operating Income Growth % (GAAP) to Operating Income Growth % on a Constant Currency Basis (non-GAAP) Q3 2017 QTD Operating Income Growth % Reported Favorable (unfavorable) FX impact Constant Currency Operating Income Growth % (non-GAAP) Software 1% —% 1% Services 59% (5)% 64% Hardware (107)% (1)% (106)% Total Operating Income 2% 1% 1% GAAP TO NON-GAAP RECONCILIATION

39 GAAP TO NON-GAAP RECONCILIATION Gross Margin Growth bps (GAAP) to Gross Margin Growth bps on a Constant Currency Basis (non-GAAP) Q3 2017 QTD Gross Margin bps Growth Reported Favorable (unfavorable) FX impact Constant Currency Gross Margin bps Growth (non-GAAP) Software -70 bps — bps -70 bps Services +450 bps -10 bps +460 bps Hardware -500 bps +40 bps -540 bps Total Gross Margin bps -10 bps — bps -10 bps

40 Operating Income Growth bps (GAAP) to Operating Income Growth bps on a Constant Currency Basis (non-GAAP) Q3 2017 QTD Operating Income bps Growth Reported Favorable (unfavorable) FX impact Constant Currency Operating Income bps Growth (non-GAAP) Software -10 bps — bps -10 bps Services +510 bps -20 bps +530 bps Hardware -480 bps +40 bps -520 bps Total Operating Income +40 bps — bps +40 bps GAAP TO NON-GAAP RECONCILIATION

41 Revenue Growth % (GAAP) to Revenue Growth Adjusted Constant Currency % (non-GAAP) Q3 2017 YTD Revenue Growth % (GAAP) Favorable (unfavorable) FX impact Divestiture Impact Revenue Growth Adjusted Constant Currency % (non-GAAP) Software 4% —% —% 4% Services 3% (1)% —% 4% Hardware (6)% —% (7)% 1% Total Revenue —% —% (3)% 3% GAAP TO NON-GAAP RECONCILIATION

42 Revenue Growth % (GAAP) to Revenue Growth Adjusted Constant Currency % (non-GAAP) Q4 2016 QTD Revenue Growth % (GAAP) Favorable (unfavorable) FX impact Divestiture Impact Revenue Growth Adjusted Constant Currency % (non-GAAP) Software 9% (1)% —% 10% Services 1% (2)% —% 3% Hardware 11% (2)% (17)% 30% Total Revenue 7% (1)% (6)% 14% GAAP TO NON-GAAP RECONCILIATION

43 GAAP TO NON-GAAP RECONCILIATION Diluted Earnings per Share (GAAP) to Diluted Earnings per Share (non-GAAP) 2017 Guidance Prior 2017 Guidance Q4 2017 Guidance Diluted EPS (GAAP) (1) $1.97 - $2.09 $2.20 - $2.32 $0.64 - $0.76 Transformation costs 0.14 - 0.17 0.14 - 0.17 0.02 - 0.05 Acquisition-Related Amortization of Intangibles 0.49 0.49 0.13 Acquisition-Related Costs 0.03 0.03 0.02 Deemed dividends related to Blackstone Transaction 0.39 0.39 — Non-GAAP Diluted EPS (1) $3.10 - $3.20 $3.32 - $3.42 $0.83 - $0.93 ((1) Non-GAAP diluted EPS is determined using the conversion of the Series A Convertible Preferred Stock into common stock in the calculation of weighted average diluted shares outstanding. GAAP EPS is determined using the most dilutive measure, either including the impact of dividends or deemed dividends on the Company's Series A Convertible Preferred Stock in the calculation of net income or loss available to common stockholders or including the impact of the conversion of the Series A Convertible Preferred Stock into common stock in the calculation of the weighted average diluted shares outstanding. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may not mathematically reconcile. 1) Except for the adjustments noted herein, this guidance does not include the effects of any future acquisitions/divestitures, restructuring activities, pension mark-to- market adjustments, taxes or other events, which are difficult to predict and which may or may not be significant.

44